UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2016

Commission File Number of issuing entity: 333-208503-01

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

c/o Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

(Address of principal executive offices)

Commission File Number of depositor: 333-208503

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Central Index Key Number of sponsor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or organization)

Chase Bank USA, National Association

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

22-2382028

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On August 3, 2016, Chase Bank USA, National Association, a national banking association (the “Bank”) entered into Assignment No. 1 of Receivables in Additional Accounts (“RPA Assignment No. 1”), with Chase Card Funding LLC, a Delaware limited liability company (“Chase Card Funding”). Pursuant to RPA Assignment No. 1, the Bank conveyed accounts with an initial approximate aggregate amount of credit card receivables of $2.7 billion to Chase Card Funding. The foregoing description of RPA Assignment No. 1 does not purport to be complete and is qualified in its entirety by reference to RPA Assignment No. 1, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

On August 3, 2016, Chase Card Funding entered into Assignment No. 38 of Receivables in Additional Accounts (“TSA Assignment No. 38”), with Chase Issuance Trust, a Delaware statutory trust (the “Trust”). Pursuant to TSA Assignment No. 38, Chase Card Funding designated accounts with an initial approximate aggregate amount of credit card receivables of $2.7 billion to be added to the Trust. The foregoing description of TSA Assignment No. 38 does not purport to be complete and is qualified in its entirety by reference to TSA Assignment No. 38, which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

On August 3, 2016, the Trust entered into Assignment No. 38 of Receivables in Additional Asset Pool One Accounts (“APO Assignment No. 38” and together with RPA Assignment No. 1 and TSA Assignment No. 38, the “Assignment”) with Wells Fargo Bank, National Association, a national banking association, as collateral agent (the “Collateral Agent”). Pursuant to APO Assignment No. 38, the Trust designated accounts with an initial approximate aggregate amount of credit card receivables of $2.7 billion to be pledged to the Collateral Agent. The foregoing description of APO Assignment No. 38 does not purport to be complete and is qualified in its entirety by reference to APO Assignment No. 38, which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

The Bank services the receivables that are included in the Assignment and will continue to service the accounts associated with such receivables following the Assignment.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(10.1)	Assignment No. 1 of Receivables in Additional Accounts, dated as of August 3, 2016, by and between Chase Bank USA, National Association and Chase Card Funding LLC.

(10.2)	Assignment No. 38 of Receivables in Additional Accounts, dated as of August 3, 2016, by and between Chase Card Funding LLC and Chase Issuance Trust.

(10.3)	Assignment No. 38 of Receivables in Additional Asset Pool One Accounts, dated as of August 3, 2016, by and between Chase Issuance Trust and Wells Fargo Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE CARD FUNDING LLC,
as Depositor of the Chase Issuance Trust

By:	/s/ Eve Ngan
Name:	Eve Ngan
Title:	Deputy Chief Executive Officer

Date: August 3, 2016